Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2023

Supplement Dated November 28, 2023

Effective August 1, 2023, the Fee Waiver which was previously applicable for the American Century VP International Fund, Class I (the "Portfolio") was updated. Therefore, the net Current Expenses listed below are restated and reflect the decrease of the net Current Expenses for this Portfolio. The following information replaces the existing disclosure relating to Current Expenses in APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY in your Policy prospectus for the Portfolio:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses*	Average Annual Total Returns As of 12/31/2022
			1 year	5 year	10 year
Capital growth.	American Century VP International Fund, Class I,	1.09%*	-24.75%	2.32%	4.95%
	American Century Investment Management, Inc.

*	Current Expenses take into account expense reimbursement or fee waiver arrangements in place. Annual expenses for the fund for the year ended December 31, 2022, reflect temporary fee reductions under such an arrangement.
No changes to other footnotes.

Please refer to the Portfolio Summary Prospectus revised August 1, 2023 for details regarding the expenses of this Portfolio.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 898 11-23